      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 12, 1997
                                                 REGISTRATION NO. 333-_____

--------------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                  ------------------

                             STONE CONTAINER CORPORATION
                (Exact name of Registrant as Specified in its Charter)

                                  ------------------

          DELAWARE                                            36-2041256
      (State or Other                                      (I.R.S. Employer
        Jurisdiction                                    Identification Number)
    of Incorporation or
       Organization)

       150 NORTH MICHIGAN                                       60601
         AVENUE                                               (Zip Code)
     CHICAGO, ILLINOIS
   (Address of Principle
     Executive Offices)

               STONE CONTAINER CORPORATION DEFERRED INCOME SAVINGS PLAN
                               (Full Title of the Plan)

        LESLIE T. LEDERER                           COPIES TO:
   STONE CONTAINER CORPORATION
    150 NORTH MICHIGAN AVENUE                   KEVIN F. BLATCHFORD
     CHICAGO, ILLINOIS  60601                     SIDLEY & AUSTIN
          (312) 346-6600                      ONE FIRST NATIONAL PLAZA
  (Name, Address and Telephone Number         CHICAGO, ILLINOIS  60603
Including Area Code, of Agent for Service)

                     -------------------------------------------

                           CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 Title of Each Class       Amount to be Registered    Proposed Maximum          Proposed Maximum          Amount of Registration
 Securities to be                                     Offering Price Per Share  Aggregate Offering Price  Fee
 Registered(1)
--------------------------------------------------------------------------------------------------------------------------------
 Common Stock, $.01 par        5,000,000 shares              $10.813(2)              $54,065,000(2)              $15,949.18
 value
--------------------------------------------------------------------------------------------------------------------------------
 Preferred Stock               5,000,000 rights                  (3)                       (3)                      (3)
 Purchase Rights
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers an indeterminate amount of plan interests to be offered pursuant to the employee benefit plan described herein.

(2) Estimated solely for the purpose of calculating the registration fee required by Section 6(b) of the Securities Act, pursuant to Rule 457(h) thereunder, based upon the average of the high and low prices of the Common Stock on December 9, 1997, as reported in the consolidated reporting system.

(3) The Preferred Stock Purchase Rights initially are attached to and trade with the shares of Common Stock being registered hereby. Value attributable to such Rights, if any, is reflected in the market price of the Common Stock.

                                       PART II
                             INFORMATION REQUIRED IN THE
                                REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents heretofore filed (File No. 1-3439) with the Securities and Exchange Commission (the "Commission") by Stone Container Corporation (the "Company") and the Stone Container Corporation Deferred Income Savings Plan (the "Plan") are incorporated herein by reference:

         (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1996;

         (b) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997;

         (c) the Company's Current Reports on Form 8-K dated April 28, 1997, May 13, 1997, May 28, 1997 and October 27, 1997;

         (d) the Plan's Annual Report on Form 11-K for the year ended December 31, 1996;

         (e) the Company's Registration Statement on Form 8-A, dated July 27, 1988, as amended by Forms 8, dated August 2, 1990 and June 8, 1996, with respect to the Preferred Stock Purchase Rights; and

         (f) the description of the Company's Common Stock, par value $.01 per share, which is contained in a registration statement filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any subsequent amendment or any report filed for the purpose of updating such description.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, and all documents filed by the Plan pursuant to
Section 15(d) of the Exchange Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, are deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

         Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Reference is made to Section 145 ("Section 145") of the Delaware General Corporation Law of the State of Delaware (the "Delaware GCL") which provides for indemnification of directors and officers in certain circumstances.

         In accordance with Section 102(b)(7) of the Delaware GCL, the Company's Restated Certificate of Incorporation provides that directors shall not be personally liable for monetary damages for breaches of their fiduciary duty as directors except for (i) breaches of their duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law, (iii) under Section 174 of the Delaware GCL (unlawful payment of dividends) or (iv) transactions from which a director derives an improper personal benefit.

         The Certificate of Incorporation, as amended, of the Company provides for indemnification of directors and officers to the full extent provided by the Delaware GCL, as amended from time to time. It states that the indemnification provided therein shall not be deemed exclusive. The Company may maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify him against such expense, liability or loss, under the provisions of the Delaware GCL.

         Pursuant to Section 145 and the Restated Certificate of Incorporation, the Company maintains directors' and officers' liability insurance coverage.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8.  EXHIBITS

         The Company will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service (the "IRS") in a timely manner and has made all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code of 1986, as amended.

Exhibit
Number   Description of Exhibit
-------  ----------------------

4.1 Restated Certificate of Incorporation of the Company, filed as Exhibit 3(a) to the Company's Registration Statement on Form S-1, Registration Number 33-54769, is hereby incorporated by reference.

4.2 Bylaws of the Company, as amended March 27, 1997, filed as Exhibit 4.2 to the Company's Form 10-Q for the quarter ended September 30, 1997, is hereby incorporated by reference.

4.3       Stone Container Corporation Deferred Income Savings Plan.

4.4 Certificate of Designation for the Series D Junior Participating Preferred Stock, filed as Exhibit 3(b) to the Company's Annual Report on Form 10-K for the year ended December 31, 1991, is hereby incorporated by reference.

4.5 Certificate of Increase of Series D Junior Participating Preferred Stock dated July 1, 1993, filed as Exhibit 4(f) to the Company's Registration Statement on Form S-3, Registration No. 33-66086, is hereby incorporated by reference.

4.6 Certificate of Designation for the $1.75 Series E Cumulative Convertible Exchange Preferred Stock, filed as Exhibit 3(c) to the Company's Annual Report on Form 10-K for the year ended December 31, 1991, is hereby incorporated by reference.

4.7 Specimen certificate representing the $1.75 Series E Cumulative Convertible Exchangeable Preferred Stock, filed as Exhibit 4(g) to the Company's Registration Statement on Form S-3, Registration Number 33-45374, is hereby incorporated by reference.

4.8 Rights Agreement dated as of July 25, 1988 between the Company and The First National Bank of Chicago, filed as Exhibit 1 to the Company's Registration Statement on Form 8-A dated July 27, 1988, is hereby incorporated by reference.

4.9 Amendment to Rights Agreement dated as of July 23, 1990 between the Company and The First National Bank of Chicago, filed as Exhibit 1A to the Company's Form 8 dated August 2, 1990 amending the Company's Registration Statement on Form 8-A dated July 27, 1988, is hereby incorporated by reference.

4.10 Amendment to Rights Agreement dated as of May 16, 1996 between the Company and First Chicago Trust Company of New York, filed as Exhibit 1 to the Company's Form 8 dated June 8, 1996 amending the Company's Registration Statement on Form 8 dated August 2, 1990 amending the Company's Registration Statement on Form 8-A dated July 27, 1988, as amended, is hereby incorporated by reference.

4.11 Amended and Restated Credit Agreement dated as of June 19, 1997 between the Company and the financial institutions signatory thereto and Bankers Trust Company, as Agent, filed as Exhibit 4.1 to the Company's Form 10-Q for the quarter ended September 30, 1997, is hereby incorporated by reference.

4.12 Indenture dated as of July 24, 1996 between the Company and The Bank of New York, as Trustee, relating to the Rating Adjustable Senior Notes due 2016, filed as Exhibit 4.1 to the Company's Registration Statement on Form S-4, Registration Number 333-12155, is hereby incorporated by reference.

4.13 First Supplemental Indenture dated July 24, 1996 between the Company and The Bank of New York, as Trustee, relating to the Rating Adjustable Senior Notes due 2016, filed as Exhibit 4.2 to the Company's Registration Statement on Form S-4, Registration Number 333-12155, is hereby incorporated by reference.

4.14 Indenture dated as of October 12, 1994 between the Company and Norwest Bank Minnesota, N.A., as Trustee, relating to the 10 3/4% First Mortgage Notes due October 1, 2002, filed as Exhibit 4(b) to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994 is hereby incorporated by reference.

4.15 Indenture dated as of October 12, 1994 between the Company and The Bank of New York, as Trustee, relating to the 11 1/2% Senior Notes due October 1, 2004, filed as Exhibit 4(c) to the Company's Quarterly Report on Form 10-Q for the quartet ended September 30, 1994, is hereby incorporated by reference.

4.16 Indenture dated as of February 15, 1992 between the Company and The Bank of New York, as Trustee, relating to the Company's 6 3/4% Convertible Subordinated Debentures due February 15, 2007, filed as
          Exhibit 4(p) to the Company's Registration Statement on From S-3, Registration Number 33-45978, is hereby incorporated by reference.

4.17 Senior Subordinated Indenture dated as of March 15, 1992 between the Company and The Bank of New York, as Trustee, filed as Exhibit 4(a) to the Company's Registration Statement on Form S-3, Registration Number 33-46764, is hereby incorporated by reference.

4.18 First Supplemental Indenture dated as of May 28, 1997 between the Company and The Bank of New York, as Trustee, relating to the Indenture dated as of March 15, 1992 between the Company and The Bank of New York, as Trustee, filed as Exhibit 4(i)(i) to the Company's Current Report on Form 8-K dated May 28, 1997, is hereby incorporated by reference.

4.19 Indenture dated as of June 15, 1993 between the Company and Norwest Bank Minnesota, National Association, as Trustee, relating to the Company's 8 7/8% Convertible Senior Subordinated Notes due 2000, filed as Exhibit 4(a) to the Company's Registration Statement on Form S-3, Registration Number 33-66086, is hereby incorporated by reference.

4.20 Indenture dated as of November 1, 1991 between the Company and the Bank of New York, as Trustee, relating to the Company's Senior Debt Securities, filed as Exhibit 4(u) to the Company's Registration Statement on Form S-3, Registration Number 33-45374, is hereby incorporated by reference.

4.21 First Supplemental Indenture dated as of June 23, 1993 between the Company and The Bank of New York, as Trustee, relating to the Indenture dated as of November 1, 1991, between the Company and The Bank of New York, as Trustee, filed as Exhibit 4(aa) to the Company's Registration Statement on Form S-3, Registration Number 33-66086, is hereby incorporated by reference.

4.22 Second Supplemental Indenture dated as of February 1, 1994 between the Company and the Bank of New York, as Trustee, relating to the Indenture dated as of November 1, 1991, as amended, filed as Exhibit
          4.2 to the Company's Current Report on Form 8-K, dated January 24, 1994, is hereby incorporated by reference.

4.23 Master Trust Indenture and Security Agreement dated as of March 14, 1995 among Stone Receivables Corporation, the Company, as Servicer, Marine Midland Bank, as Trustee, and Bankers Trust Company, as Administrative Agent, relating to the accounts receivable securitization program, filed as Exhibit 4(o) to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, is hereby incorporated by reference.

4.24 Series 1995-1 Supplemental dated as of March 14, 1995 to the Master Trust Indenture and Security Agreement dated as of March 14, 1995, among Stone Receivables Corporation, the Company, as Servicer, Marine Midland Bank, as Trustee, and Bankers Trust Company, as Administrative Agent, relating to the accounts receivable securitization program, filed as Exhibit 4(p) to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, is hereby incorporated by reference.

4.25 Indentures with respect to other long-term debt, none of which exceeds 10 percent of the total assets of the Company and its subsidiaries on a consolidated basis, are not attached. (The Registrant agrees to furnish a copy of such documents to the Commission upon request).

4.26 Guaranty dated October 7, 1983 between the Company and The Continental Group, Inc., filed as Exhibit 4(h) to the Company's Registration Statement on Form S-3, Registration Number 33-36218, is hereby incorporated by reference.

4.27 Amendment No. 1 to Guaranty, dated as of June 1, 1996, among Continental Holdings, Inc., Continental Group, Inc. and the Company, filed as Exhibit 4(r) to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, is hereby incorporated by reference.

5 Opinion of Leslie T. Lederer, Vice President, Secretary and Counsel of the Company.

23        Consent of Price Waterhouse LLP

24 Power of Attorney (included in the signature page of this Registration Statement).




ITEM 9.   UNDERTAKINGS

     (a)  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 10th day of December, 1997.

                                        STONE CONTAINER CORPORATION



                                        By:  /s/ Leslie T. Lederer
                                           ------------------------------------
                                             Leslie T. Lederer
                                             Vice President, Secretary and
                                             Counsel

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints Leslie T. Lederer, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below on December 10, 1997, by the following persons in the capacities indicated:


          /s/ Roger W. Stone             Chairman of the Board of Directors and
  -------------------------------------  President (Chief Executive Officer)
             Roger W. Stone

         /s/ Randolph C. Read            Senior Vice President - Chief
  -------------------------------------  Financial and Planning Officer (Chief
             Randolph C. Read            Financial Officer)

         /s/ Thomas P. Cutilletta        Senior Vice President, Administration
  -------------------------------------  and Corporate Controller (Principal
            Thomas P. Cutilletta         Accounting Officer)

       /s/ William F. Aldinger, III
  -------------------------------------  Director
         William F. Aldinger, III

           /s/ Dionisio Garza
  -------------------------------------  Director
             Dionisio Garza

         /s/ Richard A. Giesen
  -------------------------------------  Director
            Richard A. Giesen

          /s/ James J. Glasser
  -------------------------------------  Director
            James J. Glasser

         /s/ Jack M. Greenberg
  -------------------------------------  Director
            Jack M. Greenberg

         /s/ John D. Nichols
  -------------------------------------  Director
             John D. Nichols

          /s/ Jerry K. Pearlman
  -------------------------------------  Director
            Jerry K. Pearlman

         /s/ Richard J. Raskin
  -------------------------------------  Director
            Richard J. Raskin

         /s/ Phillip B. Rooney
  -------------------------------------  Director
            Phillip B. Rooney

             /s/ Alan Stone
  -------------------------------------  Director
               Alan Stone

            /s/ Ira N. Stone
  -------------------------------------  Director
              Ira N. Stone

           /s/ James H. Stone
  -------------------------------------  Director
             James H. Stone

          Pursuant to the requirements of the Securities Act of 1933, the Stone Container Corporation Deferred Income Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 10th day of December, 1997.

                                        STONE CONTAINER CORPORATION
                                        DEFERRED INCOME SAVINGS PLAN

                                        STONE CONTAINER CORPORATION,
                                          AS PLAN ADMINISTRATOR





                                        By:   /s/ Leslie T. Lederer
                                           ------------------------------------
                                        Name:  Leslie T. Lederer
                                             ----------------------------------
                                        Title:    Vice President
                                              ---------------------------------

               INDEX TO EXHIBITS TO REGISTRATION STATEMENT ON FORM S-8

Exhibit
Number    Description of Exhibit
-------   ----------------------

4.1       Restated Certificate of Incorporation of the Company, filed as
          Exhibit 3(a) to the Company's Registration Statement on Form S-1, Registration Number 33-54769, is hereby incorporated by reference

4.2       Bylaws of the Company, as amended March 27, 1997, filed as
          Exhibit 4.2 to the Company's Form 10-Q for the quarter ended September 30, 1997, is hereby incorporated by reference

4.3       Stone Container Corporation Deferred Income Savings Plan*

4.4 Certificate of Designation for the Series D Junior Participating Preferred Stock, filed as Exhibit 3(b) to the Company's Annual Report on Form 10-K for the year ended December 31, 1991, is hereby incorporated by reference

4.5 Certificate of Increase of Series D Junior Participating Preferred Stock dated July 1, 1993, filed as Exhibit 4(f) to the Company's Registration Statement on Form S-3, Registration No. 33-66086, is hereby incorporated by reference

4.6 Certificate of Designation for the $1.75 Series E Cumulative Convertible Exchange Preferred Stock, filed as Exhibit 3(c) to the Company's Annual Report on Form 10-K for the year ended December 31, 1991, is hereby incorporated by reference

4.7 Specimen certificate representing the $1.75 Series E Cumulative Convertible Exchangeable Preferred Stock, filed as Exhibit 4(g) to the Company's Registration Statement on Form S-3, Registration Number 33-45374, is hereby incorporated by reference

4.8 Rights Agreement dated as of July 25, 1988 between the Company and The First National Bank of Chicago, filed as Exhibit 1 to the Company's Registration Statement on Form 8-A dated July 27, 1988, is hereby incorporated by reference

4.9 Amendment to Rights Agreement dated as of July 23, 1990 between the Company and The First National Bank of Chicago, filed as
          Exhibit 1A to the Company's Form 8 dated August 2, 1990 amending the Company's Registration Statement on Form 8-A dated July 27, 1988, is hereby incorporated by reference

4.10 Amendment to Rights Agreement dated as of May 16, 1996 between the Company and First Chicago Trust Company of New York, filed as
          Exhibit 1 to the Company's Form 8 dated June 8, 1996 amending the Company's Registration Statement on Form 8 dated August 2, 1990 amending the Company's Registration Statement on Form 8-A dated July 27, 1988, as amended, is hereby incorporated by reference

4.11 Amended and Restated Credit Agreement dated as of June 19, 1997 between the Company and the financial institutions signatory thereto and Bankers Trust Company, as Agent, filed as Exhibit 4.1 to the Company's Form 10-Q for the quarter ended September 30, 1997, is hereby incorporated by reference

4.12 Indenture dated as of July 24, 1996 between the Company and The Bank of New York, as Trustee, relating to the Rating Adjustable Senior Notes due 2016, filed as Exhibit 4.1 to the Company's Registration Statement on Form S-4, Registration Number
          333-12155, is hereby incorporated by reference

4.13 First Supplemental Indenture dated July 24, 1996 between the Company and The Bank of New York, as Trustee, relating to the Rating Adjustable Senior Notes due 2016, filed as Exhibit 4.2 to the Company's Registration Statement on Form S-4, Registration Number 333-12155, is hereby incorporated by reference

4.14 Indenture dated as of October 12, 1994 between the Company and Norwest Bank Minnesota, N.A., as Trustee, relating to the 10 3/4% First Mortgage Notes due October 2002, filed as Exhibit 4(b) to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994 is hereby incorporated by reference

4.15 Indenture dated as of October 12, 1994 between the Company and The Bank of New York, as Trustee, relating to the 11 1/2% Senior Notes due October 1, 2004, filed as Exhibit 4(c) to the Company's Quarterly Report on Form 10-Q for the quartet ended September 30, 1994, is hereby incorporated by reference

4.16 Indenture dated as of February 15, 1992 between the Company and The Bank of New York, as Trustee, relating to the Company's 63/4% Convertible Subordinated Debentures due February 15, 2007, filed as Exhibit 4(p) to the Company's Registration Statement on From S-3, Registration Number 33-45978, is hereby incorporated by reference

4.17 Senior Subordinated Indenture dated as of March 15, 1992 between the Company and The Bank of New York, as Trustee, filed as Exhibit 4(a) to the Company's Registration Statement on Form S-3, Registration Number 33-46764, is hereby incorporated by reference.

4.18 First Supplemental Indenture dated as of May 28, 1997 between the Company and The Bank of New York, as Trustee, relating to the Indenture dated as of March 15, 1992 between the Company and The Bank of New York, as Trustee, filed as Exhibit 4(i)(i) to the Company's Current Report on Form 8-K dated May 28, 1997, is hereby incorporated by reference

4.19 Indenture dated as of June 15, 1993 between the Company and Norwest Bank Minnesota, National Association, as Trustee, relating to the Company's 8 7/8% Convertible Senior Subordinated Notes due 2000, filed as Exhibit 4(a) to the Company's Registration Statement on Form S-3, Registration Number 33-66086, is hereby incorporated by reference

4.20 Indenture dated as of November 1, 1991 between the Company and the Bank of New York, as Trustee, relating to the Company's Senior Debt Securities, filed as Exhibit 4(u) to the Company's Registration Statement on Form S-3, Registration Number 33-45374, is hereby incorporated by reference

4.21 First Supplemental Indenture dated as of June 23, 1993 between the Company and The Bank of New York, as Trustee, relating to the Indenture dated as of November 1, 1991, between the Company and The Bank of New York, as Trustee, filed as Exhibit 4(aa) to the Company's Registration Statement on Form S-3, Registration Number 33-66086, is hereby incorporated by reference

4.22 Second Supplemental Indenture dated as of February 1, 1994 between the Company and the Bank of New York, as Trustee, relating to the Indenture dated as of November 1, 1991, as amended, filed as Exhibit 4.2 to the Company's Current Report on Form 8-K, dated January 24, 1994, is hereby incorporated by reference

4.23 Master Trust Indenture and Security Agreement dated as of March 14, 1995 among Stone Receivables Corporation, the Company, as Servicer, Marine Midland Bank, as Trustee, and Bankers Trust Company, as Administrative Agent, relating to the accounts receivable securitization program, filed as Exhibit 4(o) to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, is hereby incorporated by reference

4.24 Series 1995-1 Supplemental dated as of March 14, 1995 to the Master Trust Indenture and Security Agreement dated as of March 14, 1995, among Stone Receivables Corporation, the Company, as Servicer, Marine Midland Bank, as Trustee, and Bankers Trust Company, as Administrative Agent, relating to the accounts receivable securitization program, filed as Exhibit 4(p) to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, is hereby incorporated by reference

4.25 Indentures with respect to other long-term debt, none of which exceeds 10 percent of the total assets of the Company and its subsidiaries on a consolidated basis, are not attached. (The Registrant agrees to furnish a copy of such documents to the Commission upon request)

4.26 Guaranty dated October 7, 1983 between the Company and The Continental Group, Inc., filed as Exhibit 4(h) to the Company's Registration Statement on Form S-3, Registration Number 33-36218, is hereby incorporated by reference

4.27 Amendment No. 1 to Guaranty, dated as of June 1, 1996, among Continental Holdings, Inc., Continental Group, Inc. and the Company, filed as Exhibit 4(r) to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, is hereby incorporated by reference

5 Opinion of Leslie T. Lederer, Vice President, Secretary and Counsel of the Company.*

23        Consent of Price Waterhouse LLP*

24 Power of Attorney (included in the signature page of this Registration Statement)

---------------------

*    Filed herewith.